                                ICU MEDICAL, INC.

                               951 CALLE AMANECER
                         SAN CLEMENTE, CALIFORNIA 92673

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 16, 2002

--------------------------------------------------------------------------------


This Annual meeting of Stockholders of ICU Medical, Inc. (the "Company") will be held by means of remote communication on the internet at the Company's web site, www.icumed.com, and by conference telephone at _________________, on Thursday, May 16 2002 9:00 a.m., Pacific Daylight Time, for the following purposes:

                  1. To elect three directors of the Company to serve for a term of three years and until their successors have been elected and qualified;

                  2. To consider a proposal to approve the ICU Medical, Inc. 2001 Directors' Stock Option Plan;

                  3. To consider a proposal to approve the ICU Medical, Inc. 2002 Employee Stock Purchase Plan;

                  4. To consider a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized to be issued by the Company;

                  5. To ratify the selection of Arthur Andersen LLP, independent certified public accountants, as independent auditors for the Company for the year ending December 31, 2002; and

                  6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has determined that only holders of Common Stock of record at the close of business on March 25, 2002 will be entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU MAY ATTEND THE ANNUAL MEETING BY EITHER CLICKING ON "ANNUAL MEETING" ON OUR WEB SITE, WWW.ICUMED.COM, OR CALLING [TO BE UPDATED] FROM A TOUCH-TONE TELEPHONE.


                                              By Order of the Board of Directors

                                              /S/ Francis J. O'Brien

                                              Francis J. O'Brien, Secretary

San Clemente, CA
April 4, 2002

                             YOUR VOTE IS IMPORTANT

         Even though you plan to attend the Annual Meeting in person by means of remote communication, please complete, sign, date and return the enclosed proxy promptly or submit your proxy over the internet or by telephone. If you attend the Annual Meeting electronically, you may withdraw your proxy and vote in person. You will find information on submitting your proxy over the internet and by telephone and information about voting in person at he Annual Meeting on the reverse side of this notice.

                          THANK YOU FOR ACTING PROMPTLY

HOW DO I SUBMIT MY PROXY?

         You will have the opportunity to attend the Annual Meeting by means of remote communication and vote during the Annual Meeting if you choose. Whether or not you vote during the Annual Meeting, it is important that your shares be represented and voted. If you are a stockholder of record, you can give a proxy to have your shares voted at the Annual Meeting either:

         o by mailing in the enclosed proxy card in the enclosed envelope;

         o        electronically, using the Internet; or

         o        over the telephone by calling a toll-free number.

         The Internet and telephone proxy submission procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been properly recorded. If you are a stockholder of record and you would like to vote by proxy by telephone or by using the Internet, please refer to the specific instruction set forth on the enclosed proxy card. If you wish to submit your proxy by mail and you return your signed proxy to us before the annual meeting, we will vote your shares as you direct.

         If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

If you are a stockholder of record, you may vote your shares at the Annual Meeting either:

         o over the telephone FROM A TOUCH-TONE TELEPHONE by calling a toll-free number; or

         o        electronically, using the Internet.

         The telephone and Internet voting procedures during the Annual Meeting have been set up for your convenience and have been designed to authenticate your identity, to allow you to vote, and to confirm that your vote has been properly recorded. SPECIFIC INSTRUCTIONS FOR VOTING YOUR SHARES AT THE ANNUAL MEETING WILL BE PROVIDED WHEN YOU ACCESS THE ANNUAL MEETING EITHER OVER THE INTERNET OR BY CONFERENCE TELEPHONE.

         Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. If you vote by proxy and then decide to attend the Annual Meeting, you will be able to vote during the Annual Meeting, even if you have previously submitted your proxy.


                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                ICU MEDICAL, INC.

                               951 CALLE AMANECER
                         SAN CLEMENTE, CALIFORNIA 92673

                                 PROXY STATEMENT



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ICU Medical, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held by means of remote communication on the internet at the Company's web site, www.icumed.com, and by conference telephone at ____________, on Thursday, May 16, 2002 at 9:00 a.m., Pacific Daylight Time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice.

         The approximate date of mailing of this Proxy Statement and the accompanying proxy is April 4, 2002. This Proxy Statement was also posted on the Company's web site, www.icumed.com, on April 4, 2002.

ATTENDANCE BY REMOTE COMMUNICATION

         The Annual Meeting will be held entirely by remote communication on the internet, as permitted by Delaware law. There will be no physical location at which stockholders may attend the Annual Meeting, but stockholders may attend and participate meeting electronically. Stockholders who participate in the Annual Meeting by means of remote communication will be deemed to be present in person and will be able to vote during the Annual Meeting at the times that the polls are open. Stockholders who wish to attend the meeting should go to www.icumed.com at least 10 minutes before the beginning of the meeting to register their attendance and complete the verification procedures to confirm that they were stockholders of record as of March 4, 2002, the record date.

         Beneficial owners whose stock is held for them in street name by their brokers or other nominees may also attend the meeting by going to www.icumed.com at least 10 minutes before the beginning of the meeting. Such beneficial owners may not vote at the meeting, and may only cause their shares to be voted by providing voting instructions to the persons who hold the beneficial owners' shares for them.

         There is additional information about accessing the Annual Meeting on the back cover page of this Proxy Statement. Stockholders may also obtain additional information by calling Investor Relations at 800-824-7890.

PROXY INFORMATION

         A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting electronically and elects to vote in person. Subject to such revocation or suspension, all shares represented by each properly executed proxy received by the Company will be voted in accordance with the instructions indicated thereon, and if instructions are not indicated, will be voted in favor of (i) the election of the nominees for director named in, or otherwise nominated as set forth in, this Proxy Statement , (ii) the proposal to approve the ICU Medical, Inc. 2001 Directors' Stock Option Plan, (iii) the proposal to approve the ICU Medical, Inc. 2002 Employee Stock Purchase Plan, (iv) the proposal to approve the amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized to be issued by the Company and (v) the proposal to ratify the selection of independent certified public accountants.

STOCK SPLIT

         On March 15, 2002, the Company effected a three-for-two stock split in the form of a fifty percent stock dividend. All share information herein reflects that stock split. The effect of the split on certain financial and statistical data included in the Company's Form 10-K for the year ended December 31, 2001 is included in a Form 8-K filed March 15, 2002 and is also included in the Company's Annual Report to Shareholders.

RECORD DATE AND VOTING

         As of March 4, 2002, the outstanding voting securities of the Company consisted of 13,617,940 shares of $.10 par value Common Stock. Each stockholder of record at the close of business on March 4, 2002 is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. The presence in person electronically or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum for the transaction of such business as shall properly come before the meeting.

         Directors are elected by a plurality of the votes of the shares present in person electronically or by proxy and entitled to vote on the election of directors. Generally, stockholder approval of other matters, such as the approval of the ICU Medical, Inc. 2001 Directors' Stock Option Plan approval of the ICU Medical, Inc. 2002 Employee Stock Purchase Plan and ratification of the selection of independent certified public accountants, requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Shares voted to abstain on such a matter will be treated as entitled to vote on the matter and will thus have the same effect as "no" votes. Broker non-votes on such matters are not counted as entitled to vote on a matter in determining the number of affirmative votes required for approval of the matter, but are counted as present for quorum purposes. However, the proposal to approve the amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized to be issued by the Company requires the affirmative vote of a majority of the shares outstanding. On that proposal, shares voted to abstain and broker non-votes will have the same effect as "no" votes.

         The term "broker non-votes" refers to shares held by a broker in street name which are present by proxy but are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. The election of directors and ratification of the selection of independent certified public accountants are generally considered to be routine matters on which brokers may vote without instructions from beneficial owners. Approval of the ICU Medical, Inc. 2001 Directors' Stock Option Plan, the ICU Medical, Inc. 2002 Employee Stock Purchase Plan and the Amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock may be deemed non-routine matters on which brokers may not vote without instructions from beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to shares of Common Stock owned as of March 4, 2002, by (i) each person who, insofar as the Company has been able to ascertain, beneficially owned more than five percent of the outstanding Common Stock, (ii) each director, (iii) each nominee for election as a director, and (iv) all directors and officers as a group. Unless otherwise indicated in the footnotes following the table, and subject to community property laws where applicable, the Company believes that the persons as to whom the information is given have sole voting and investment power over the shares listed as beneficially owned. The business address of the George A. Lopez, M.D. Second Family Limited Partnership, George A. Lopez, M.D. and Diana K. Lopez, M.D. is 951 Calle Amanecer, San Clemente, California 92673.

SHARES OF COMMON STOCK OF THE COMPANY
                                                                                             SHARES         PERCENT
                                                                                              OWNED            OF
                                                                                           BENEFICIALLY     CLASS(1)
                                                                                           ------------     --------
     George A. Lopez, M.D..........................................................        3,610,110(3)       22.5%
     George A. Lopez, M.D. Second Family Limited Partnership ......................        1,187,613(2)        8.7%
     Diana K. Lopez, M.D. .........................................................        1,404,972(4)       10.3%
     Wasatch Advisors..............................................................        2,429,800(7)       17.8%
        68 South Main Street, Salt Lake City, UT 84101
     FMR Corporation...............................................................        1,688,550(7)       12.4%
        82 Devonshire Street, Boston, MA 02109
     Arbor Capital.................................................................          763,050(7)        5.6%
        129 South Sixth Street, Minneapolis, MN 55402
     Zurich Scudder Investments, Inc...............................................          757,200(7)        5.6%
        345 Park Avenue, New York, NY 10154
     Jack W. Brown.................................................................           14,250           *
     John J. Connors...............................................................            7,500           *
     Michael T. Kovalchik III, M.D.................................................            7,762           *
     Richard H. Sherman, M.D.......................................................           89,301           *
     Robert S. Swinney, M.D........................................................            9,000(5)        *
     All officers and directors as a group (9 persons).............................        3,923,830(6)       24.3%

----------
*    Less than one percent

(1) Based on total shares of Common Stock outstanding plus outstanding options to acquire Common Stock currently exercisable or exercisable within 60 days held by the beneficial owner whose percent of outstanding stock is calculated.

(2) George A. Lopez, M.D. and Diana K. Lopez, M.D., his wife, are the general partners of the George A. Lopez, M.D. Second Family Limited Partnership (the "Partnership") and hold a one-percent general partnership interest in the Partnership. As general partners, they share power to vote and power to dispose of the 1,187,613 shares owned by the Partnership and may be deemed to be beneficial owners of such shares. Trusts for the benefit of the Lopez' children, the Christopher George Lopez Children's Trust and the Nicholas George Lopez Children's Trust, own a 99% limited partnership interest in the Partnership. The Drs. Lopez are not trustees of and have no interest in their children's Trusts. Except to the extent of their undivided one percent general partnership interest in the assets of the Partnership, the Drs. Lopez disclaim any beneficial ownership of the shares owned by the Partnership.

(3) Includes options to acquire 2,527,554 shares. Also includes the 1,187,613 shares owned by the Partnership, as to which shares Dr. Lopez disclaims any beneficial ownership except to the extent described in Note (2). Does not include 22,959 shares owned by his wife, as to which he has no voting and investment power and disclaims any beneficial ownership. Also does not include 194,400 held by Dr. Lopez' wife as Trustee of the Lopez CRT #1 for the benefit of Dr. Lopez and his wife, as to which shares he has no voting or investment power and disclaims any beneficial ownership.

(4) Includes 22,959 shares owned by Diana K. Lopez, M.D. and 194,400 shares held by her as trustee of the Lopez CRT #1 for the benefit of Diana K. Lopez, M.D. and George A. Lopez, M.D. Also includes 1,187,613 shares owned by the Partnership as to which Dr. Lopez disclaims any beneficial ownership except to the extent described in Note (2).

(5) Does not include 750 shares owned by Dr. Swinney's wife as to which he has no voting or investment power and disclaims any beneficial ownership.

(6)  Includes options to acquire 2,527,554 shares.

(7) Information included solely in reliance information included in a Statement on Schedule 13D on Form 13G filed with the Securities and Exchange Commission by the indicated holder.

SHARES OF COMMON STOCK OF SETFINDER, INC., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY

                                                                SHARES        PERCENT
                                                                OWNED            OF
                                                            BENEFICIALLY(1)   CLASS(2)
                                                            ---------------   --------
     George A. Lopez, M.D...................................    733,333           8.4%
     Evelyn L. Foss ........................................     26,666           *
     Jack W. Brown..........................................      7,500           *
     John J. Connors........................................      7,500           *
     Michael T. Kovalchik III, M.D..........................      7,500           *
     Joseph R. Saucedo......................................      7,500           *
     Richard H. Sherman, M.D................................      7,500           *
     Robert S. Swinney, M.D.................................      7,500           *
     All officers and directors as a group (9 persons)......    804,999           9.1%

----------
*    Less than one percent

(1) All shares owned beneficially consist of options to acquire Common Stock of SetFinder, Inc.

(2) Based on total shares of Common Stock outstanding plus outstanding options to acquire Common Stock currently exercisable or exercisable within 60 days held by the beneficial owner whose percent of outstanding stock is calculated.


SHARES OF COMMON STOCK OF BUDGET MEDICAL PRODUCTS, INC., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY

                                                               SHARES        PERCENT
                                                               OWNED            OF
                                                           BENEFICIALLY(1)   CLASS(2)
                                                           ---------------   --------
     George A. Lopez, M.D..................................    733,333           8.4%
     Jack W. Brown.........................................      7,500           *
     John J. Connors.......................................      7,500           *
     Michael T. Kovalchik III, M.D.........................      7,500           *
     Joseph R. Saucedo.....................................      7,500           *
     Richard H. Sherman, M.D...............................      7,500           *
     Robert S. Swinney, M.D................................      7,500           *
     All officers and directors as a group (9 persons).....    778,333           8.9%

----------
*    Less than one percent

(1) All shares owned beneficially consist of options to acquire Common Stock of Budget Medical Products, Inc.

(2) Based on total shares of Common Stock outstanding plus outstanding options to acquire Common Stock currently exercisable or exercisable within 60 days held by the beneficial owner whose percent of outstanding stock is calculated.

                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

         Three directors, of the seven directors currently constituting the Board of Directors, are to be elected at the Annual Meeting and to hold office until the 2005 Annual Meeting and until their successors are elected and qualified. The Company's Board of Directors is divided into three classes. Each year a different class of directors is elected at the Annual Meeting to a three-year term.

         In the election of directors, the proxy holders intend to vote for the election John J. Connors, Michael T. Kovalchik, III, M.D., and Joseph R. Saucedo, who are now members of the Board and whose current terms of office are expiring. It is not anticipated that the nominees will decline or be unable to serve as directors. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated to fill the vacancy by the present Board of Directors.

                                                        CURRENT
                                            DIRECTOR     TERM
               NAME                    AGE   SINCE      EXPIRES                  PRINCIPAL OCCUPATION
------------------------------------   ---  --------    -------     -----------------------------------------------

George A. Lopez, M.D. ..............   54     1984       2001       Chairman  of the  Board,  President  and  Chief
                                                                    Executive Officer of the Company

Jack W. Brown.......................   62     1992       2003       Former  Chairman of the Board and  President of
                                                                    Gish Biomedical, Inc., disposable medical devices

John J. Connors.....................   62     1992       2002       Patent Attorney

Michael T. Kovalchik III, M.D. .....   56     1989       2002       Physician    and   Director   of   the   Joseph
                                                                    Marcantonio    Kidney    Center,    Torrington,
                                                                    Connecticut;    Chairman   Ethics    Committee,
                                                                    Charlotte  Hungerford   Hospital,   Torrington,
                                                                    Connecticut

Joseph R. Saucedo..................... 58     2001       2002       Chairman  and  President  of  Bolsa  Resources,
                                                                    Inc., a management consulting firm

Richard H. Sherman, M.D. ...........   55     1990       2003       Physician, Bay Health, Milford, Delaware

Robert S. Swinney, M.D. ............   56     1998       2001       Physician  and member of the faculty of the Los
                                                                    Angeles County-University of Southern
                                                                    California Medical Center

         Dr. Lopez is the founder of the Company and has served as Chairman of the Board, President and Chief Executive Officer for more than five years. Dr. Lopez has held various offices and served as a director of the Company since its founding in 1984 with some interruptions in service.

         Messrs. Brown, Connors and Saucedo and Drs. Kovalchik, Sherman and Swinney have been engaged in their current occupations for more than five years. Mr. Connors previously served as a director from December 1988 to July 1989. Dr. Swinney previously served as a director from 1989 to October 1995.

SPECIAL COMMITTEES AND ATTENDANCE AT MEETINGS

         The Board of Directors has an Audit Committee, which consists of Messrs. Brown, Connors and Saucedo. As more fully described in the Audit Committee Charter, the Audit Committee selects independent public accountants, reviews reports from the Company's independent public accountants and reviews with them the scope and results of the audit engagement. The Audit Committee met three times in 2001.

         The Board of Directors has a Compensation Committee of the Board, consisting of Messrs. Brown, Connors and Saucedo, Drs. Kovalchik, Sherman and Swinney. The Compensation Committee, as more fully described in the Compensation Committee Report, approves salary practices for executive personnel, establishes the compensation of executive officers and authorizes the grant of stock options. The Compensation Committee met eight times in 2001.

         During 2001, the Board met 15 times. Each director attended more than 75% of the total of all meetings of the Board and any committees on which he serves.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

         During 2000, the Compensation Committee (the "Committee") consisted of six directors who are not employees or former employees of, or consultants to, the Company. The Committee approves salary practices for executive personnel, reviews the performance of the Company and the executive officers, sets performance objectives, establishes the compensation of executive officers, including the Chief Executive Officer, and authorizes the grant of options under the 1993 Stock Incentive Plan.

         The Company's policy in compensating executive officers is to establish methods and levels of compensation that will provide strong incentives to promote the profitability and growth of the Company and reward superior performance and that are sufficiently competitive to attract, retain and motivate highly competent management personnel. Compensation of executive officers includes base salary, performance-based incentive bonuses and stock-based programs.

         The Committee has adopted an executive compensation policy which provides a base salary and, if certain performance objectives are met, incentive bonuses and stock options. The Committee considers total compensation paid to executive officers holding comparable positions in comparable companies and for 2001 set base salaries of the Company's executive officers at or above the middle of the range of comparable compensation. Upon achievement of performance objectives established by the Committee, officers other than Dr. Lopez could receive, in addition to base salaries, bonuses in amounts ranging from 22% to 50% of their base salaries. The policy through 1998 also provided for the semi-annual award of stock options ranging in value from 25% to 30% of base semi-annual salary, based on an option valuation model, which were awarded as described below. If performance objectives are achieved and officers receive the entire amount of incentive compensation available to them, their compensation could be at the highest percentiles of compensation for comparable positions. The Committee believes that performance-based and stock-based compensation serve to align the interests of the executive officers with the interests of the Company's stockholders.

         Stock options to be received by officers pursuant to the executive compensation policy described above are awarded under the 1993 Plan. Options granted under the 1993 Plan through 1999 become exercisable on the achievement of performance objectives established by the Committee or 10 years from the date of grant. The 1993 Plan and the performance objectives are designed so that the options will motivate the officers toward and reward them for achievement of the performance objectives.

         In November 1997, the Committee accelerated option grants to officers other than Dr. Lopez by a one-time grant of options covering the estimated number of shares which otherwise would be covered by options that the Company would expect to award over a five year period under the executive compensation policy described above. The options were granted with the understanding that no additional options would be granted to the recipients under the executive compensation policy for five years. At the time that the options were granted, the Committee established a series of performance objectives, which, if met, would cause the options to become exercisable earlier than 10 years from the date of grant. It is expected that the performance objectives will not be met until at least several years after the expected awards normally would have been made. The Committee further provided that options could not be exercised as to more than 20% cumulatively of the covered shares each year from 1998 through 2002.

         Bonuses were paid to officers who were deemed to have met the performance objectives for the first and second halves of 2001. Except as described below, no options were granted to officers, other than Dr. Lopez, as a result of achievement of the performance objectives for 2001 because of the grants awarded in November 1997 as described above. Mr. O'Brien received an option in 2001 under a provision on the 1993 Plan that provides for automatic grants of options to each employee, including officers, every five years on the anniversary date of his or her employment. Additional options were granted to Mr. Costello in January 1999, coincident with a salary adjustment, and in September 2001, in connection with a special incentive program.

         The base salary paid to Dr. Lopez in 2001 was set by the Committee in accordance with the Company's executive compensation policy at near the middle of the range of total compensation paid to chief executive officers of companies that the Committee deemed to be comparable to the Company. Under the executive compensation policy, Dr. Lopez received incentive bonuses of 110% of his base salary. Additionally, in 2001, Dr. Lopez was granted options to purchase 50,000 shares each quarter. The executive compensation policy sets the incentive bonuses and the value of stock options to be awarded to Dr. Lopez at a higher percentage of his base salary than that awarded to other officers. The Committee believes that in view of the Chief Executive Officer's overall responsibility for the success of the Company, it is appropriate that a larger portion of his compensation be contingent on performance.


March 4, 2002

                                          COMPENSATION COMMITTEE


                                          Michael T. Kovalchik III, M.D., Chair
                                          Jack W. Brown
                                          John J. Connors
                                          Joseph R. Saucedo
                                          Richard H. Sherman, M.D.
                                          Robert S. Swinney, M.D.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows the compensation earned for the past three years by each of the Company's executive officers whose 2001 compensation exceeded $100,000 (the "named executive officers").


                                              SUMMARY COMPENSATION TABLE


                                                     ANNUAL COMPENSATION           LONG TERM
                                                    ---------------------        COMPENSATION
             NAME AND POSITION                                                SECURITIES UNDERLYING       ALL OTHER
                                             YEAR   SALARY ($)   BONUS(1)           OPTIONS(#)        COMPENSATION ($)
                                             ----   ----------   --------     ---------------------   ----------------
George A. Lopez.........................     2001   $340,000     $374,000           300,000 (2)           $39,161 (5)
   Chairman of the Board,                    2000   $325,000     $179,780           375,000 (2)           $36,303 (5)
   President and Chief Executive Officer                                          1,100,000 (3)            33,654 (5)
                                                                                  1,100,000 (4)
                                             1999    225,000      123,750           150,000 (2)

Francis J. O'Brien .....................     2001    200,000       50,000             1,500 (2)
   Secretary, Treasurer and                  2000    200,000       51,030             1,027 (2)
   Chief Financial Officer                   1999    200,000       47,500             3,000 (2)

Richard A. Costello.....................     2001    180,000       70,000            15,000 (2)
   Vice President of Sales                   2000    165,000       56,030             1,027 (2)
                                             1999    150,000       72,750            55,500 (2)

Evelyn L. Foss .........................     2001    105,417       21,224             5,000 (4)
   Vice President of Marketing               2000    110,000       33,000             1,027 (2)
                                                                                     40,000 (4)
                                             1999    110,000       41,250             3,000 (2)

(1) Bonus amounts are included in the year earned rather than the year actually paid; a portion is paid in the following year.

(2)      Options to acquire shares of the Company.

(3) Options to acquire shares of Budget Medical Products, Inc. a wholly owned subsidiary of the Company.

(4) Options to acquire shares of SetFinder, Inc., a wholly owned subsidiary of the Company.

(5) Dollar value of life insurance premiums paid by the Company, based on the cost of term life insurance, plus the dollar value, on an actuarial basis, of the net cash surrender value accruing to the Diana Lopez Insurance Trust as owner of the life insurance policy on Dr. Lopez.

STOCK OPTION GRANTS

         Options to purchase Common Stock of the Company were granted in 2001 to employees under the ICU Medical, Inc. 1993 Stock Incentive Plan ("1993 Plan"), which provides for the grant of options to purchase up to 7,162,500 shares. The exercise price of options granted under the 1993 Plan is the fair market value of the Common Stock on the date of grant. All options granted under the 1993 Plan through April 2000 expire eleven years from issuance and are time-accelerated options which vest upon the earlier of the Company achieving specific operating performance levels or ten years from the date of grant. Options granted since April 2000 expire eleven years from issuance and vest in equal annual amounts on the first, second and third anniversary of issuance except for 16,500 options granted in 2001, which were time-accelerated options. The Company may issue more time-accelerated options in the future.

         In 2000, two of the Company's wholly owned subsidiaries, Budget Medical Products, Inc. and SetFinder, Inc. adopted stock option plans. Options expire ten years from issuance, except Incentive Stock Options which expire five years from issuance. Options vest in equal annual amounts on the first, second and third anniversary of issuance. The subsidiary companies have certain rights to repurchase shares issued under options for as long as the subsidiary is not subject to the reporting requirements of the Securities Exchange Act of 1934.


                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF
                                                                                        STOCK PRICE APPRECIATION
                                            INDIVIDUAL GRANTS                                FOR OPTION TERM
                           -------------------------------------------------------    -----------------------------
                            NUMBER OF       % OF TOTAL     EXERCISE
                            SECURITIES       OPTIONS       OR BASE
                            UNDERLYING      GRANTED TO      PRICE
                             OPTIONS        EMPLOYEES     PER SHARE    EXPIRATION
       NAME                GRANTED (#)       IN 2001        ($/SH)        DATE        5% ($) (1)       10% ($) (1)
       ----                -----------       -------        ------        ----        ----------       -----------
ICU Medical, Inc.
-------------------------------------
 George A. Lopez, M.D.         75,000           14%       $  19.46       3/9/12      $ 1,036,652       $2,704,3920
                               75,000           14%          25.62       6/9/12        1,365,095         3,561,277
                               75,000           14%          23.77      9/10/12        1,266,180         3,303,181
                               75,000           14%          28.62      12/9/12        1,524,921         3,978,178
 Francis J. O'Brien             1,500           *         $  29.16      11/1/12      $    32,074       $    81,065
 Richard A. Costello           15,000            3%       $  23.90      9/13/12      $   254,657       $   664,372

----------------
* Less than 1%

(1) The rates of stock appreciation reflected in the table are assumed solely for the purpose of compliance with the rules of the Securities and Exchange Commission relating to the disclosure of executive compensation. The Company's Common Stock has at times appreciated at rates substantially different than the assumed rates and at other times the value of the Common Stock has declined. Neither the assumed appreciation rates nor the actual changes in the share value of the Company's common stock since the dates of option grants are necessarily indicative of any future value of the Common Stock. The actual realizable value of the options may be substantially greater or less than that reflected in the table depending on the actual changes in the share value during the options' terms.

STOCK OPTION EXERCISES AND HOLDINGS

         AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

         The following table contains information about stock options exercised during 2001, and stock options held at December 31, 2001, by the named executive officers of the Company.

                                  SHARES                                                 VALUE OF UNEXERCISED
                                 ACQUIRED                  NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                    ON        VALUE      OPTIONS AT YEAR-END(#)(1)            YEAR-END($)
        NAME                     EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
        ----                     --------    --------    -------------------------     -------------------------
ICU Medical, Inc.
--------------------------------
 George A. Lopez, M.D. ........   112,500   $2,490,954     2,574,498  /   550,002    $ 54,222,366 /   $ 5,150,068
 Francis J. O'Brien ...........    94,708    1,768,516        40,972  /   112,335         897,468 /     2,480,688
 Richard A. Costello ..........    22,498      324,902        70,971  /    70,413         897,468 /     1,326,366
 Evelyn L. Foss ...............    30,000      662,175       119,220  /    84,231       2,738,132 /     1,884,669

Budget Medical Products, Inc.
--------------------------------
 George A. Lopez, M.D. ........       ---          ---       366,666  /   733,334           $ --- /         $ ---

SetFinder, Inc.
--------------------------------
 George A. Lopez, M.D. ........       ---          ---       366,666  /   733,334           $ --- /         $ ---
 Evelyn L Foss ................       ---          ---        13,333  /    26,667           $ --- /         $ ---

PERFORMANCE GRAPH

         The following graph shows the total stockholder return on the Company's Common Stock based on the market price of the Common Stock from January 1, 1997 to December 31, 2001 and the total returns of the Nasdaq Stock Market National Market Tier Index and Common Stocks of a peer group selected by the Company for the same period.


      COMPARISON OF TOTAL RETURN FROM JANUARY 1, 1997 TO DECEMBER 31, 2001 AMONG ICU MEDICAL, INC., THE NASDAQ STOCK MARKET INDEX AND PEER GROUP

                                [GRAPH APPEARS HERE]

                               1/1/97    12/31/1997     12/31/1998     12/31/1999    12/31/2000    12/31/2001
    ICU Medical, Inc.           100.0         157.1          279.4          193.7         382.5         565.1
    Nasdaq                      100.0         122.5          172.7          320.9         193.0         153.2
    Peer Group                  100.0          57.2           47.2           67.0          68.6         103.5

         Assumes $100 invested on January 1, 1997 in the Company's Common Stock, the Nasdaq Stock Market National Market Tier Index and the Peer Group.

         The companies in the peer group selected by the Company are Gish Biomedical, Inc., Isolyser Company, Inc., Merit Medical Systems, Inc., Utah Medical Products, Inc. and Vital Signs, Inc. The basis for the selection of the companies in the peer group is that, like the Company, they are all small to mid-size producers of medical products.

DIRECTORS' COMPENSATION

         During 2001, the Company paid directors who were not employees of the Company an annual retainer of $10,000 plus $1,000 per day for attendance at meetings of the Board and $500 if the meeting is conducted telephonically. Pay for attendance at meetings of Committees of the Board is $750 per day, and $375 if the meeting is conducted telephonically. In addition, under the Directors' Stock Award Plan, the Company automatically awards 1,500 shares of Common Stock to each non-employee director on the date of each Annual Meeting. The Directors' Stock Award Plan will be terminated, and no additional Common Stock will be awarded to directors under that plan if the ICU Medical, Inc. 2001 Directors' Stock Option Plan is approved by the stockholders at the Annual Meeting.

EMPLOYMENT AGREEMENTS

        The Company has an employment agreement with each named executive officer, which provides for an annual base salary and a bonus payable in cash and options to acquire the Company's Common Stock under the 1993 Plan based on achievement of specified performance goals. Unless earlier terminated, the employment agreements expire on June 30, 2002, at which time they may be renewed for successive six-month periods. The provisions for bonuses payable in options to acquire the Company's Common Stock for all except Dr. Lopez were, in effect, superceded by an award of stock options in November 1997 in place of options that might have been awarded over the succeeding five years. Options granted through April 2000 vest only upon the earliest of the Company achieving specific operating performance levels or ten years from the date of grant (referred to as "time accelerated options"). Options granted after April 2000 vest in equal annual amounts on the first, second and third anniversary of issuance, except for 15,000 options granted to Mr. Costello in 2001, which are time accelerated options.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

        The Company had a $200,000 loan outstanding to Richard A. Costello, made in April, 1999 to assist him in acquiring a home. It was secured by a second mortgage which bore interest at 6% payable semi-annually and the loan was due April 28, 2004. The maximum amount outstanding (excluding accrued interest which was paid currently) during the year ended December 31, 2001 was $200,000, and the amount outstanding on March 4, 2002 was zero.

         APPROVAL OF ICU MEDICAL, INC. 2001 DIRECTORS' STOCK OPTION PLAN

INTRODUCTION

         On November 2, 2001, the Board of Directors adopted, subject to stockholder approval, the ICU Medical, Inc. 2001 Directors' Stock Option Plan ("the Directors' Plan") under which 750,000 shares of Common Stock were reserved for issuance upon the exercise of options. The Directors' Plan authorizes the grant of stock options to directors of the Company at times and in amounts fixed by the Directors' Plan.

          The purpose of the Directors' Plan is to assist the Company in attracting and retaining talented individuals to serve as directors of the Company, to compensate non-employee directors for their services, and to unify the interests of directors and stockholders through increased director stock ownership.

         Upon approval of the Directors' Plan by the stockholders, the existing Directors' Stock Award Plan, under which each non-employee director is awarded 1,500 shares of the Company's common stock annually will be terminated and the award that would be payable on May 16, 2002, the date of the annual meeting, will not be made. As the price of the Company's common stock has increased, the charge to earnings resulting from the award of the 1,500 shares annually has become increasingly costly. The grant of options will not result in a charge to earnings. If the Directors' Plan is not approved by the stockholders, the Directors' Stock Award Plan will continue in effect.

SUMMARY

         THE FOLLOWING SUMMARY HIGHLIGHTS THE TERMS OF THE DIRECTORS' PLAN BUT DOES NOT INCLUDE ALL OF THE DETAILED TERMS AND PROVISIONS OF THE DIRECTORS' PLAN. STOCKHOLDERS ARE ENCOURAGED TO READ IN ITS ENTIRETY THE DIRECTORS' PLAN, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A. IF THERE IS A DISCREPANCY BETWEEN THE TERMS OF THE DIRECTORS' PLAN AND THE FOLLOWING SUMMARY, THE DIRECTORS' PLAN WILL CONTROL.

         All non-employee directors of the Company, which currently number six, may receive options granted under the Directors' Plan. The times at which options will be granted to directors and the number of shares subject to such options are fixed by the terms of the Directors' Plan. An option to purchase 1,875 shares of Stock was granted to each person who was a non-employee director on the date the Directors' Plan was adopted by the Board, subject to approval of the Directors' Plan by the stockholders within twelve months of such adoption. An option to purchase 15,000 shares of Stock will be granted to each person who is a non-employee director on the date the Directors' Plan is approved by the stockholders of the Company, and an option to purchase 15,000 shares of stock will be granted automatically to each person who thereafter becomes a non-employee director, as of the date he or she first becomes a director. Additional options to purchase 1,875 shares of Stock will be granted automatically to each non-employee director continuing to serve as such every three months after approval of the Directors' Plan by the stockholders.

         The exercise price of options granted under the Directors' Plan will be the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock on the Nasdaq National Market System on March 25, 2002 was [to be updated]. The exercise price may be paid in cash by delivery of a bank cashier's or certified check or, at the discretion of the Administrator, by means of a "same day sale" commitment from a broker-dealer that is a member of the National Association of Securities Dealers, by delivery of shares of the Company's Common Stock already owned by the director or any combination of the foregoing.

         Options granted under the Directors' Plan will become exercisable in whole or in part six months after the date of grant. Options will expire and no longer be exercisable eleven years from the date of grant.

         Options may be exercised for a period of 30 days after a director ceases to serve as such for any reason other than death or disability. If a director's termination is due to death, all unvested options shall immediately vest and may be exercised for one year after the death of that director. Such options may be exercised by the director's designated beneficiary or, if there is no designated beneficiary, by the director's estate or any person who acquired the right to exercise the options by will or the laws of descent and distribution. If a director's termination is due to disability, his or her options may be exercised to the extent they were exercisable at the date of that termination for one year after that termination.

         The Directors' Plan is administered by an Administrator, which may be the Board of Directors or a committee, or any officer or employee of the Company to whom the Board of Directors delegates authority to administer the Directors' Plan. The Administrator will interpret the Directors' Plan, adopt any rules and regulations necessary for its proper administration and take any other action it deems necessary or advisable for the Directors' Plan. The Directors' Plan provides, however, that certain decisions regarding the administration of the Directors' Plan are reserved to the Board of Directors.

         The Directors' Plan provides for adjustments to the number of shares subject to the Directors' Plan, the number of shares which will be subject to options to be granted automatically from time to time to directors and the exercise price and number of shares subject to outstanding options in the event of any stock dividend, recapitalization, split-up, combination or exchange of the Common Stock. In the event of a corporate reorganization in which the Company is not the survivor, a change in control of the Company or a divestiture of the stock of a subsidiary or a sale or transfer of substantially all of the assets of the Company or a subsidiary, the Board of Directors will arrange for the substitution of options to purchase equity securities other than Common Stock of the Company, accelerate the vesting of the options so that they can be exercised in connection with the closing of a transaction or cancel the options in exchange for cash payments. In the event of a dissolution of the Company, the Board of Directors may accelerate the vesting of options so that they are fully exercisable before the dissolution is completed. If options expire or terminate without having been exercised in full, the unpurchased shares may again be subject to additional options granted under the Directors' Plan. No options may be granted under the Directors' Plan after October 30, 2011.

         The grant of an option under the Directors Plan has no immediate tax consequence to the Company or to the director. Upon the exercise of an option, the director generally is treated as having received compensation taxable as ordinary income in an amount equal to the excess over the exercise price of the fair market value of the shares at the time of exercise. The Company will be entitled to a deduction in the same amount. The tax basis of the shares received by the director is their fair market value on the exercise date. Upon a subsequent disposition of any shares purchased on the exercise of options, any difference between the tax basis of the shares and the amount realized on the disposition is treated as long-term capital gain or loss, depending on the holding period of the shares.

VOTE REQUIRED TO APPROVE THE DIRECTORS' PLAN

         Approval of the Directors' Plan will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the proposal to approve the Directors' Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE DIRECTORS' PLAN.


         APPROVAL OF ICU MEDICAL, INC. 2002 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

                  On February 1, 2002, the Board of Directors adopted, subject to stockholder approval, the ICU Medical, Inc. 2002 Employee Stock Purchase Plan (the "ESPP") under which 750,000 shares of Common Stock were reserved for issuance pursuant to purchase rights to be granted under the ESPP. Employees who elect to participate in the ESPP will receive purchase rights that entitle them to purchase shares of the Company's Common Stock on favorable terms through accumulated payroll deductions.

          The purpose of the ESPP is to provide to employees the incentive inherent in stock ownership to promote the growth and success of the Company and to unify the interests of employees and stockholders through increased employee stock ownership.

SUMMARY

     THE FOLLOWING SUMMARY HIGHLIGHTS THE TERMS OF THE ESPP BUT DOES NOT INCLUDE ALL OF THE DETAILED TERMS AND PROVISIONS OF THE ESPP. STOCKHOLDERS ARE ENCOURAGED TO READ IN ITS ENTIRETY THE ESPP, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B. IF THERE IS A DISCREPANCY BETWEEN THE TERMS OF THE ESPP AND THE FOLLOWING SUMMARY, THE ESPP WILL CONTROL.

         Except as described below, each employee of the Company or any of its designated subsidiaries who has been an employee for at least three months and is customarily employed for at least 20 hours per week during at least 22 weeks per year will be eligible to participate in the ESPP. An employee may not participate if he or she owns Company stock possessing five percent or more of the voting power or value of all classes of stock of the Company or any subsidiary. For this purpose, the stock owned by an employee includes stock that he or she could purchase on the exercise of purchase rights under the ESPP or other options and stock owned by any other person whose stock would be attributable to the employee under applicable provisions of the Internal Revenue Code (the "Code"). A "leased employee" (as defined in the Code) will not be treated as an employee eligible to participate in the ESPP. The designated subsidiaries whose employees will be eligible to participate in the ESPP are SetFinder, Inc. and Budget Medical Products, Inc. The Board of Directors may change the designated subsidiaries from time to time.

         The ESPP provides for the grant of a purchase right to each participant who elects to enroll in the ESPP for an offering period. A purchase right entitles a participant to purchase at the end of each offering period the number of shares of Common Stock of the Company determined by dividing the participant's accumulated payroll deductions in his or her ESPP account by the purchase price for that offering period. The purchase price for an offering period is 85% of (A) the fair market value of the stock on the first day of the offering period or (B) the fair market value of the stock on the last day of the offering period, whichever is lower. Offering periods are periods of six months commencing on the first trading day of each January and July and ending on the last trading day of each June and December. If the stockholders approve the ESPP, the first offering period will commence on July 1, 2002. For purposes of the ESPP, the fair market value of the Company's Common Stock as of a date will be the closing price of the stock on the Nasdaq National Market System on that date so long as the stock continues to be quoted on the Nasdaq National Market System. The closing price of the Common Stock on the Nasdaq National Market System on March 25, 2002 was [to be updated].

         Each participant in the ESPP will elect at the time he or she enrolls the percentage of compensation or the dollar amount to be withheld from his or her compensation to purchase stock under the ESPP. The maximum withholding that a participant may elect is 20% of his or her regular compensation, or such other percentage as the Board of Directors may designate from time to time. The maximum value of the stock that any participant may purchase under the ESPP during any calendar year is $25,000 determined on the basis of the fair market value of the stock as of the first trading day of the applicable offering period.

     Each participant enrolled in the ESPP at the end of an offering period will be enrolled automatically for the next offering period unless he or she notifies the Administrator to the contrary. A participant may withdraw from the ESPP during an offering period by notifying the Administrator. A participant's participation in the ESPP and his or her purchase right will terminate immediately upon a termination of the participant's employment for any reason. If a participant withdraws from the ESPP during an offering period or his or her employment is terminated all accumulated payroll deductions in the participant's account will be refunded promptly.

         The ESPP will be administered by an Administrator, which may be the Board of Directors or a committee of the Board of Directors, or any directors, officers or employees of the Company to whom the Board of Directors delegates authority to administer the ESPP. The Administrator will interpret the ESPP, adopt any rules and regulations necessary for its proper administration and take any other action it deems necessary or advisable for the ESPP.

         The ESPP provides for adjustments to the number of shares subject to the ESPP and the purchase price and number of shares subject to outstanding purchase rights in the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, spin-off, split-off, split-up, combination of shares, offering of rights or other similar change in the capital structure of the Company, and the Administrator may provide an additional date on which purchase rights may be exercised. In the event of a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into another corporation or the dissolution or liquidation of the Company, the Board of Directors will provide for the assumption or substitution of purchase rights by the successor or surviving corporation or a parent or subsidiary or take such other action as it deems appropriate.

         The initial number of shares of the Company's Common Stock reserved for issuance pursuant to purchase rights to be granted under the ESPP is 750,000. On each January 1 beginning January 1, 2003, there shall automatically be added to the number of shares reserved under the ESPP the least of (A) 300,000 shares,
(B) two percent of the number of shares of the Company outstanding on that date or (C) such other number of shares as the Board of Directors has determined. No approval of the stockholders will be required for the automatic increases in the number of shares reserved under the ESPP.

         Neither the grant of a purchase right nor the purchase of shares under the ESPP has any immediate tax consequence to a participant or to the Company. If the participant holds shares purchased under the ESPP for more than one year from the date of purchase and more than two years from the beginning of the applicable offering period, he or she will have ordinary income on a sale or other disposition of the shares equal to the lesser of (A) 15% of the fair market value of the shares at the beginning of the offering period or (B) the amount by which the sale price of the shares or the fair market value of the shares on the date of any other disposition exceeds the purchase price of the shares. Any additional gain will be long-term capital gain. If a participant sells or otherwise disposes of shares purchased under the ESPP before the expiration of either of the holding periods described above (a "disqualifying disposition"), he or she will have ordinary income to the extent that the fair market value of the shares on the date of purchase exceeded the purchase price, even if the sale price (or fair market value on the date of any other disposition) is less than the purchase price. If the disqualifying disposition is a sale, any difference between the sale price and the fair market value of the shares on the date of purchase will be capital gain or loss and will be long-term if the shares have been held for more than one year. The Company will receive a deduction for federal income tax purposes to the extent that a participant has ordinary income on a disqualifying disposition.

VOTE REQUIRED TO APPROVE THE ESPP

         Approval of the ESPP will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the proposal to approve the ESPP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE ESPP.


              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

         On February 11, 2002, the Board approved an amendment to the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 20,00,000 to 80,000,000. The Company had 13,617,940 shares of Common Stock outstanding as of March 4, 2002, and an additional 5,033,034 shares reserved for issuance on the exercise of options granted or to be granted under the 1993 Plan. In addition, an aggregate of 1,500,000 shares will be reserved for issuance on the exercise of options to be granted under the 2001 Directors' Stock Option Plan and the 2002 Employee Stock Purchase Plan., assuming the Plans are approved by the stockholders. The 2002 Employee Stock Purchase Plan also provides for annual increases in the number of shares that may issued pursuant to purchase rights to be granted under that Plan, as described above under "Approval of ICU Medical, Inc. 2002 Employee Stock Purchase Plan."

         Approximately 59,000,000 shares will remain for issuance after paying the stock dividend and increasing the number of shares for issuance on the exercise of outstanding options and reserving shares for issuance on the exercise of options to be granted under the 2001 Directors' Stock Option Plan and the exercise of purchase rights to be granted under the 2002 Employee Stock Purchase Plan.

         The additional shares to be authorized by the proposed amendment to the Company's Certificate of Incorporation could be used to raise additional equity capital to fund the Company's growth, as and when needed, for acquisitions of other companies, other product lines or proprietary product rights, for additional stock dividends and for future stock-based employee plans. The Board is currently constrained from any of these actions by lack of sufficient authorized shares. Except in the case of certain acquisition transactions requiring stockholder approval, the additional shares could be issued by the Board without further action by the stockholders. While the Board has no present plans which would involve the issuance of the additional authorized shares, the Board believes that it is appropriate to have the additional shares available in order to be able to take advantage of opportunities which might arise without the delay and expense involved in obtaining stockholder approval at the time.

VOTE REQUIRED TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         Approval of the amendment to the Company's Certificate of Incorporation will require the affirmative vote of the holders of a majority of the outstanding Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


                              SELECTION OF AUDITORS

        The Audit Committee of the Board of Directors of the Company has selected Arthur Andersen LLP, independent certified public accountants, as independent auditors of the Company for the year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements for the last 11 years. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

AUDIT FEES

        The aggregate fees billed by Arthur Andersen LLP for the audit of the Company's consolidated financial statements for the year ended December 31, 2001 and the reviews of the quarterly consolidated financial statements included in the Company's Forms 10-Q for that year were $94,000.

ALL OTHER FEES

        During the year 2001, Arthur Andersen LLP billed the Company approximately $120,900 for non-audit services comprising preparation of tax returns and consulting on tax matters and approximately $6,600 for audit-related services.

        The Audit Committee has considered whether the provision of the tax-related services and audit-related services is compatible with maintaining Arthur Andersen LLP's independence and concluded that there was no incompatibility.

AUDIT COMMITTEE REPORT

        During 2001, the Audit Committee ("the Committee") consisted of three directors who are independent directors as defined by Nasdaq regulations. The Company's Board of Directors on May 5, 2000 adopted a written Charter for the Audit Committee, which was reviewed and updated on November 2, 2001.

        The Company's audited consolidated financial statements are included in the Company's Annual Report to Shareholders and Form 10-K. The Audit Committee has reviewed and discussed those financial statements with management of the Company and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. Further, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standards No. 1, "Independence Discussions with Audit Committees", as amended, and has discussed the independent auditor's independence with them. Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report to Shareholders and Form 10-K.

March 4, 2002

                                                      AUDIT COMMITTEE

                                                      Joseph R. Saucedo, Chair
                                                      John J. Connors
                                                      Jack W. Brown


                                  OTHER MATTERS

        The Company knows of no other matters to be brought before the Annual Meeting. If any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matters in their discretion.

                                  ANNUAL REPORT

        The Company's Annual Report for the year ended December 31, 2001 is being mailed to all stockholders together with this Proxy Statement. The Company's Annual Report is also posted on the Company's web site, www.icumed.com.

        THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND RELATED SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST IN WRITING FROM ANY PERSON WHO WAS A HOLDER OF RECORD, OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL OWNER, OF COMMON STOCK OF THE COMPANY ON MARCH 4, 2002. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT 951 CALLE AMANECER, SAN CLEMENTE, CA 92673. THE COMPANY'S ANNUAL REPORT ON FORM 10-K IS ALSO POSTED ON THE COMPANY'S WEB SITE, WWW.ICUMED.COM.

                           NOMINATION OF DIRECTORS AND
                       SUBMISSION OF STOCKHOLDER PROPOSALS

        Any stockholder who intends to nominate persons for election as directors at an annual meeting shall give timely written notice to the Secretary of the Company setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the nominee and
(iv) any other information concerning the nominee that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility for such proposed nominee to serve as a director of the Company. Any stockholder who intends to propose any business at a meeting shall give timely written notice to the Secretary of the Company setting forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and record address of the stock holder giving the notice, (iii) the class and number of shares of capital stock of the Company that are beneficially owned by the stockholder, and by any other stockholders known by the stockholder giving the notice to be supporting the proposal and (iv) any material or financial interest of the stockholder in such business. Either of the notices described above will be timely if it is delivered to or mailed and received at the Company's executive offices not less than 50 days nor more than 75 days prior to the date of the annual meeting, unless the Company has given less than 60 days notice or prior public disclosure of the date of the meeting, in which case the notice must be received by the Company not less than 10 days after notice of the meeting was mailed or public disclosure of the date of the meeting was made. A proposal that a stockholder wants the Company to include in the Proxy Statement for the 2003 Annual Meeting must be received by the Company at its principal executive offices by December 5, 2002, to be included in the Proxy Statement for that meeting, and all other conditions for such inclusion must be satisfied.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports on prescribed forms regarding ownership of and transactions in the Common Stock with the Securities and Exchange Commission and to furnish copies of such forms to the Company. Based solely on a review of the forms received by it, the Company believes that with respect to 2001 the following Section 16(a) filings were not filed on a timely basis: one filing each on Form 4 for Richard A. Costello and Diana K. Lopez, M.D.


                             SOLICITATION OF PROXIES

        The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail, telephone or telegram and personally by directors, officers and other employees of the Company, but such persons will not receive compensation for such services over and above their regular salaries. The Company will reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /S/ Francis J. O'Brien

                                           Francis J. O'Brien, SECRETARY

                                                                      APPENDIX A

                        2001 DIRECTORS' STOCK OPTION PLAN
                                       OF
                                ICU MEDICAL, INC.

1.       PURPOSE OF THIS PLAN

         The purpose of this 2001 Directors' Stock Option Plan of ICU Medical, Inc. is to offer opportunities to non-employee directors to participate in the growth in value of the equity of the Company so as to assist the Company in attracting and retaining qualified non-employee directors whose contributions may ultimately preserve and enhance the long-term stockholder value of the Company.

2.       DEFINITIONS AND RULES OF INTERPRETATION

         2.1 DEFINITIONS. This Plan uses the following defined terms:

                  (a) "ADMINISTRATOR" means the Board, the Committee or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

                  (b) "APPLICABLE LAW" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Options or Option Shares.

                  (c) "BOARD" means the board of directors of the Company.

                  (d) "CHANGE OF CONTROL" means any transaction or event that the Board specifies as a Change of Control under Section 9.4.

                  (e) "CODE" means the Internal Revenue Code of 1986.

                  (f) "COMMITTEE" means a committee composed of Directors appointed in accordance with the Company's charter documents and Section 4.

                  (g) "COMPANY" means ICU Medical, Inc., a Delaware corporation.

                  (h) "DIRECTOR" means a member of the Board who is not an Employee.

                  (i) "DIVESTITURE" means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

                  (j) "EMPLOYEE" means a regular employee of the Company or a subsidiary, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate.

                  (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  (l) "EXPIRATION DATE" means, with respect to an Option, the date stated in the Option Agreement as the expiration date of the Option or, if no such date is stated in the Option Agreement, then the last day of the maximum exercise period for the Option, disregarding the effect of an Optionee's Termination or any other event that would shorten that period.

                  (m) "FAIR MARKET VALUE" means the value of Shares as determined under Section 15.2.

                  (n) "FUNDAMENTAL TRANSACTION" means any transaction or event described in Section 9.3.

                  (o) "GRANT DATE" means the date on which an Option is granted as provided in Section 5.3.

                  (p) "OPTION" means a right to purchase Shares of the Company granted under this Plan.

                  (q) "OPTION AGREEMENT" means the document evidencing the grant of an Option.

                  (r) "OPTION PRICE" means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

                  (s) "OPTION SHARES" means Shares covered by an outstanding Option or purchased under an Option.

                  (t) "OPTIONEE" means (i) a person to whom an Option has been granted, including a holder of a Substitute Option and (ii) a person to whom an Option has been transferred in accordance with all applicable requirements of Sections 6.5 and 14.

                  (u) "PLAN" means this 2001 Directors' Stock Option Plan of ICU Medical, Inc.

                  (v) "QUALIFIED DOMESTIC RELATIONS ORDER" means a judgment, order, or decree meeting the requirements of Section 414(p) of the Code.

                  (w) ""RULE 16B-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

                  (x) "SECURITIES ACT" means the Securities Act of 1933.

                  (y) "SHARE" means a share of the Common Stock of the Company or other securities substituted for the Common Stock under Section 9.

                  (z) "SUBSTITUTE OPTION" means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

                  (aa) "TERMINATION" means that the Optionee has ceased to be, with or without any cause or reason, a Director.

         2.2 RULES OF INTERPRETATION. Any reference to a "Section," without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.       SHARES SUBJECT TO THIS PLAN; TERM OF THIS PLAN

         3.1 NUMBER OF OPTION SHARES. Subject to adjustment under Section 9, the maximum number of Shares that may be issued under this Plan is 750,000.

         3.2 SOURCE OF SHARES. Option Shares may be authorized but unissued Shares or treasury Shares. If an Option is terminated, expires, or otherwise becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject to the Option shall revert to this Plan and shall again be available for future issuance under this Plan. Shares actually issued under this Plan shall not be available for regrant even if repurchased by the Company.

         3.3 TERM OF THIS PLAN

                  (a) This Plan shall be effective on the date it has been adopted by the Board, provided, however, that notwithstanding any other provision of this Plan or any Option Agreement, unless the Company's stockholders approve this Plan within 12 months after the Board adopts this Plan, this Plan and any Options shall terminate on the first anniversary of the adoption of this Plan and no Options shall become exercisable.

                  (b) Subject to Section 11, this Plan shall continue in effect for a period of 10 years from the date on which the Plan was adopted by the Board.

4.       ADMINISTRATION

         4.1 GENERAL

                  (a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the "Administrator," the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Options. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

                  (b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are "Non-Employee Directors" as defined in Rule 16b-3.

         4.2 AUTHORITY OF ADMINISTRATOR. Subject to the other provisions of this Plan, the Administrator shall have the authority:

                  (a) to determine the Fair Market Value of Shares;

                  (b) to determine the types of payment that may be used to purchase Option Shares;

                  (c) to modify or amend any Option;

                  (d) to authorize any person to sign any Option Agreement or other document related to this Plan on behalf of the Company;

                  (e) to determine the form of any Option Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

                  (f) to interpret this Plan and any Option Agreement or document related to this Plan;

                  (g) to correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Option Agreement or any other document related to this Plan;

                  (h) to adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

                  (i) to adopt, amend, and revoke rules and procedures relating to the operation and administration of this Plan to accommodate non-U.S. Optionees and the requirements of Applicable Law such as (i) rules and procedures regarding the conversion of local currency, withholding procedures and the handling of stock certificates to comply with local practice and requirements and (ii) sub-plans and Plan addenda for non-U.S. Optionees;

                  (j) to determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

                  (k) to determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

                  (l) to make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

         4.3 SCOPE OF DISCRETION. Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. However, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Optionees by Option Agreements and other agreements.

5.       PERSONS ELIGIBLE TO RECEIVE OPTIONS; GRANT OF OPTIONS

         5.1 ELIGIBLE INDIVIDUALS. Options (including Substitute Options) may be granted to, and only to, Directors, including to prospective Directors conditioned on the beginning of their service for the Company or an Affiliate.

         5.2 AUTOMATIC GRANTS. On the date this Plan is adopted by the Board, there shall be granted automatically to each Director then serving an Option to purchase 1,875 Option Shares. On the date this Plan is approved by the Company's stockholders, there shall be granted automatically to each Director then serving an additional Option to purchase 15,000 Option Shares. Thereafter, (a) on the date in each August, November, February and May that corresponds to the date in May 2002 that the Plan is approved by the Company's stockholders, there shall be granted automatically to each Director then serving an Option to purchase 1,875 Option Shares, and (b) on the date that any person first becomes a Director, there shall be granted automatically to him/her an Option to purchase 15,000 Option Shares.

6.       TERMS AND CONDITIONS OF OPTIONS

         The following rules apply to all Options:

         6.1 PRICE. The Option Price of each Option shall be the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law.

         6.2 TERM. No Option shall be exercisable after its Expiration Date. The Expiration Date of each Option shall be the 11th anniversary of its Grant Date.

         6.3 VESTING. Each Option shall be exercisable in full six months after its Grant Date, subject, however, to Section 3.3(a).

         6.4 FORM OF PAYMENT

                  (a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

                  (b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Directors or non-U.S. sub-plans.

                  (c) In addition, the Administrator may permit payment to be made by any of the following methods:

                           (i) other Shares, or the designation of other Shares,
which (A) in the case of Shares acquired upon exercise of an option (whether or not under this Plan) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

                           (ii) provided that a public market exists for the
Shares, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") under which the Optionee irrevocably elects to exercise the Option and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price, directly to the Company, upon receipt of the Option Shares (a "CASHLESS EXERCISE"); and

                           (iii) any combination of the methods of payment
permitted by any paragraph of this Section 6.4.

                           (iv) The Administrator may also permit any other form
or method of payment for Option Shares permitted by Applicable Law.

         6.5 NONASSIGNABILITY OF OPTIONS. No Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Qualified Domestic Relations Order.

         6.6 SUBSTITUTE OPTIONS. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 9) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

         6.7 REPRICINGS. Other than in accordance with Section 9, Options may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Option Price of the Options.

7.       DIRECTOR RELATIONSHIP

         Nothing in this Plan or in any Option Agreement, and no Option, shall interfere with the application of any provision in any of the Company's charter documents or Applicable Law relating to the election, appointment, term of office or removal of a Director.

8.       EXERCISE OF OPTIONS

         8.1 IN GENERAL. An Option shall be exercisable in accordance with this Plan, the Option Agreement under which it is granted, and as prescribed by the Administrator.

         8.2 TIME OF EXERCISE. An Option shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option; and (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option is being exercised. An Option may not be exercised for a fraction of a Share.

         8.3 ISSUANCE OF OPTION SHARES. The Company shall issue Option Shares in the name of the person properly exercising the Option. If the Optionee is that person and so requests, the Option Shares shall be issued in the name of the Optionee and the Optionee's spouse. The Company shall endeavor to issue Option Shares promptly after an Option is exercised. However, until Option Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, no right to vote or receive dividends or other distributions, and no other rights as a stockholder, shall exist with respect to the Option Shares, even though the Optionee has completed all the steps necessary to exercise the Option. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Option Shares are issued, except as provided in Section 9.

8.4      TERMINATION

                  (a) IN GENERAL. Except as provided by the Administrator, including in an Option Agreement, and as otherwise provided in Sections 8.4(b) and (c), after an Optionee's Termination the Optionee's Options may be exercised to the extent (but only to the extent) they are exercisable on the date of that Termination and only during the period ending 30 days after the Termination, but in no event after the Expiration Date. To the extent the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

                  (b) DEATH OR DISABILITY. If an Optionee's Termination is due to death, all unvested Options of that Optionee shall immediately vest and all Options of that Optionee may be exercised for one year after that Termination, but in no event after the Expiration Date. If an Optionee's Termination is due to disability (as determined by the Administrator), all Options of that Optionee may be exercised to the extent (but only to the extent) that they were exercisable at the date of that Termination for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Option may be exercised as provided in Section 14. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Optionee and been granted authority to exercise options as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Optionee. Death or disability occurring after an Optionee's Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

                  (c) DIVESTITURE. If an Optionee's Termination is due to a Divestiture, the Board may take any one or more of the actions described in
Section 9.3 or 9.4.

9.       CERTAIN TRANSACTIONS AND EVENTS

         9.1 IN GENERAL. Except as provided in this Section 9, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 9.

         9.2 CHANGES IN CAPITAL STRUCTURE. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Options that may be granted under this Plan; (b) the number and type of Options that may be granted to any individual under this Plan; and
(c) the Option Price and number and class of securities issuable under each outstanding Option. The specific adjustments shall be determined by the Board in its sole and absolute discretion. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security.

         9.3 FUNDAMENTAL TRANSACTIONS. If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a "FUNDAMENTAL TRANSACTION"), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution of options on equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) in exchange for Options; (b) accelerate the vesting and termination of outstanding Options, in whole or in part, so that Options can be exercised before or otherwise in connection with the closing or completion of the transaction or event but then terminate; and (c) cancel Options in exchange for cash payments to Optionees.

         9.4 CHANGES OF CONTROL. The Board may also, but need not, specify that other transactions or events constitute a "CHANGE OF Control". The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction; (b) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company; or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change of Control, notwithstanding any other provision of this Plan, the Board may take any one or more of the actions described in Section 9.3. In addition, the Board may extend the date for the exercise of Options (but not beyond their original Expiration Date).

         9.5 DIVESTITURE. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board, in its sole and absolute discretion, may specify that such transaction or event constitutes a "DIVESTITURE". In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 9.3 or 9.4 with respect to Options held by Directors for whom that transaction or event results in a Termination.

         9.6 DISSOLUTION. If the Company adopts a plan of dissolution, the Board may, in its sole and absolute discretion, cause Options to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion. To the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Options shall terminate just before the dissolution is completed.

         9.7 CUT-BACK TO PRESERVE BENEFITS. If the Administrator determines that the net after-tax amount to be realized by any Optionee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Optionee in connection with any transaction or event addressed in this Section 9 would be greater if one or more of those steps were not taken with respect to that Optionee's Options or Option Shares, then and to that extent one or more of those steps shall not be taken.

10.      COMPLIANCE WITH LAW

         The grant of Options and the issuance and subsequent transfer of Option Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Options may not be exercised, and Option Shares may not be transferred, in violation of Applicable Law. Thus, for example, Options may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Option Shares; or (b) in the opinion of legal counsel to the Company, those Option Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company's legal counsel to be necessary or useful for the lawful issuance of any Option Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Option Shares or permitting their transfer. As a condition to the exercise of any Option or the transfer of any Option Shares, the Company may require the Optionee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

11.      AMENDMENT OR TERMINATION OF THIS PLAN OR OUTSTANDING OPTIONS

         11.1 AMENDMENT AND TERMINATION. The Board may at any time amend, suspend, or terminate this Plan.

         11.2 STOCKHOLDER APPROVAL. The Company shall obtain the approval of the Company's stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law. The Board may also, but need not, require that the Company's stockholders approve any other amendments to this Plan.

         11.3 EFFECT. No amendment, suspension or termination of this Plan, and no modification of any Option even in the absence of an amendment, suspension or termination of this Plan, shall impair any existing contractual rights of any Optionee unless the affected Optionee consents to the amendment, suspension, termination or modification. However, no such consent shall be required if the Administrator determines in its sole and absolute discretion that the amendment, suspension, termination or modification: (a) is required or advisable in order for the Company, the Plan or the Option to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment; or (b) in connection with any transaction or event described in
Section 9, is in the best interests of the Company or its stockholders. The Administrator may, but need not, take the tax consequences to affected Optionees into consideration in acting under the preceding sentence. Termination of this Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to Options granted before the termination or Option Shares issued under such Options even if those Option Shares are issued after the termination.

12.      RESERVED RIGHTS

         12.1 NONEXCLUSIVITY OF THIS PLAN. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock or other equity-based rights under other plans or independently of any plan.

         12.2 UNFUNDED PLAN. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Optionees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Options, or the issuance of Option Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Optionee shall be based solely upon contracts entered into under this Plan, such as Option Agreements. No such obligation shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligation.

13       MARKET STANDOFF

         If requested by the Company or a representative of its underwriters in connection with a registration of any securities of the Company under the Securities Act, Optionees or certain Optionees shall be prohibited from selling some or all of their Option Shares during a period not to exceed 180 days after the effective date of a registration statement of the Company. This restriction shall not apply to any registration statement on Form S-8 or an equivalent registration statement.

14.      BENEFICIARIES

         An Optionee may file a written designation of one or more beneficiaries who are to receive the Optionee's rights under the Optionee's Options after the Optionee's death. An Optionee may change such a designation at any time by written notice. If an Optionee designates a beneficiary, the beneficiary may exercise the Optionee's Options after the Optionee's death. If an Optionee dies when the Optionee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Optionee's estate to exercise the Option or, if there is none, the person entitled to exercise the Option under the Optionee's will or the laws of descent and distribution. In any case, no Option may be exercised after its Expiration Date.

15.      MISCELLANEOUS

         15.1 GOVERNING LAW. This Plan and all determinations made and actions taken under this Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of California.

         15.2 DETERMINATION OF VALUE. Fair Market Value shall be determined as follows:

                  (a) LISTED STOCK. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the "VALUE DATE") as reported in THE WALL STREET JOURNAL or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the 10 trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

                  (b) STOCK QUOTED BY SECURITIES DEALER. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

                  (c) NO ESTABLISHED MARKET. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine Fair Market Value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees or Directors; (ii) the Company's net worth, prospective earning power, dividend-paying capacity and non-operating assets, if any; and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property and the values of securities of other businesses in the same industry.

         15.3 RESERVATION OF SHARES. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

         15.3 ELECTRONIC COMMUNICATIONS. Any Option Agreement, notice of exercise of an Option, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

         15.4 NOTICES. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Options or Option Shares shall be in writing (or, if so authorized by Section 15.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.


Adopted by the Board on: November 1, 2001

Approved by the stockholders on: __________________

Effective date of this Plan: November 1, 2001

                                                                      APPENDIX B

                                ICU MEDICAL, INC.


                        2002 EMPLOYEE STOCK PURCHASE PLAN


         1. PURPOSE. This Plan is intended to provide Employees of the Company and its Designated Subsidiaries an opportunity to purchase Common Stock through accumulated payroll deductions, and to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         2. DEFINITIONS.

                  (a) "ADMINISTRATOR" means the Board or the committee of the Board or persons appointed by the Board from time to time to administer this Plan pursuant to Section 13.

                  (b) "ANTICIPATED PAY DATES" means either (i) the last business day on or before the 15th day of each calendar month, and (ii) the last business day of each calendar month (semimonthly), or the last business day of each two-week period ending on a Friday (biweekly).

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (e) "COMMON STOCK" means the Common Stock of the Company.

                  (f) "COMPANY" means ICU Medical, Inc., a Delaware corporation.

                  (g) "COMPENSATION" means, except as otherwise determined by the Board from time to time, all regular, straight-time gross earnings of a Participant, including commissions but exclusive of payments for overtime, shift premium, long-term disability, workers compensation, automobile allowances, relocation, gross-ups, recognition awards and expense reimbursements (including without limitation automobile, travel, entertainment and moving expenses) and of incentive payments, bonuses, and any other form of compensation.

                  (h) "CONTINUOUS EMPLOYMENT" means the absence of any interruption or termination of service as an Employee. Continuous Employment shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that either (i) the leave does not exceed 90 days or (ii) re-employment upon expiration of the leave is guaranteed by contract or statute.

                  (i) "DESIGNATED SUBSIDIARIES" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion to participate in this Plan.

                  (j) "DIFFERENT PAY DATE" means any Pay Date in a series of Pay Dates that differs from the Anticipated Pay Dates.

                  (k) "EFFECTIVE DATE" means July 1, 2002.

                  (l) "EMPLOYEE" means, as of any date, any person, including a person who is an officer of the Company on such date, who both (i) was employed by the Company or any of its Designated Subsidiaries throughout the three-month period (or such other period, not to exceed two years, as the Board may designate from time to time) ending on such date, and (ii) is customarily employed, as of such date, for at least 20 hours per week by the Company or any of its Designated Subsidiaries during at least 22 weeks in any calendar year. For purposes of the foregoing sentence, no person shall be treated as employed by the Company or any of its Designated Subsidiaries during any period of time that such person performs services for the Company or any of its Designated Subsidiaries as a "leased employee" within the meaning of Section 414(n)(2) of the Code. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole discretion, by reference to Section 3401(c) of the Code and the regulations promulgated thereunder; unless the Administrator makes a contrary determination, the Employees shall, for all purposes of this Plan, be those individuals who satisfy the employment criteria set forth above and are carried as employees by the Company or any of its Designated Subsidiaries for regular payroll purposes or are on a leave of absence described in the definition of "Continuous Employment" in this Section 2.

                  (m) "OFFERING DATE" means the first Trading Day of an Offering Period.

                  (n) "OFFERING PERIOD" means a period established by the Administrator, or otherwise established, pursuant to Section 4 during which payroll deductions are accumulated from one or more Participants and applied to the purchase of Common Stock.

                  (o) "PARTICIPANT" means an Employee who has elected to participate in this Plan pursuant to Section 5.

                  (p) "PAY DATE" means, as to the Company or any Designated Subsidiary, any date on which the salaried or hourly employees of the Company or such Designated Subsidiary receive their regular payments of Compensation, which, for the Company during the term of this Plan and for each Designated Subsidiary throughout the period of its status as such during the term of this Plan, is anticipated to be the Anticipated Pay Dates.

                  (q) "PLAN" means this ICU Medical, Inc. 2002 Employee Stock Purchase Plan.

                  (r) "PURCHASE DATE" means such Trading Days during each Offering Period of this Plan as may be established pursuant to Section 8 or
Section 17.

                  (s) "PURCHASE RIGHT" means a right to purchase Common Stock granted pursuant to Section 7.

                  (t) "SUBSIDIARY" means, from time to time, any corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary of the Company.

                  (u) "TRADING DAY" means any day on which regular trading occurs on any established stock exchange or market system on which the Common Stock is traded.

         3.       ELIGIBILITY.

                  (a) REGULAR PARTICIPATION. Any person who is, or will be, an Employee on an Offering Date shall be eligible to participate in this Plan during the corresponding Offering Period, subject to the requirements of Section 5(a).

                  (b) NO PARTICIPATION BY FIVE-PERCENT STOCKHOLDERS. Notwithstanding paragraph (a) of this Section 3, an Employee shall not participate in this Plan during an Offering Period if immediately after the grant of a Purchase Right on the Offering Date, the Employee (or any other person whose stock would be attributed to the Employee under Section 424(d) of the Code) would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary. For this purpose, an Employee is treated as owning stock that he or she could purchase by exercise of Purchase Rights or other options.

         4.       OFFERING PERIODS.

                  Unless otherwise determined by the Administrator:

                  (a) the first Offering Period under this Plan shall begin on the Effective Date;

                  (b) the duration of each Offering Period shall be 6 months (measured from the first Trading Day of the first month to the last Trading Day of the 6th month);

                  (c) a new Offering Period shall begin on the first Trading Day after the last Purchase Date for an Offering Period; and

                  (d) an Offering Period shall terminate on the first date that no Participants are enrolled in it.

         5.       PARTICIPATION.

                  (a) An Employee may become a Participant in this Plan by completing a subscription agreement, in such form or forms as the Administrator may approve from time to time, and delivering it to the Administrator within 15 days before the applicable Offering Date, unless another time for filing the subscription agreement is set by the Administrator for all Employees with respect to a given Offering Period. The subscription agreement shall authorize payroll deductions pursuant to this Plan equal to, at each Participant's option, either a specified whole percentage (which shall not exceed 20%, or such other maximum percentage as the Board may designate from time to time) of such Participant's Compensation or a specified whole dollar amount (which shall not be less than $10) per Pay Date, and shall have such other terms as the Administrator may specify from time to time.

                  (b) At the end of an Offering Period, each Participant in the Offering Period who remains an Employee shall be automatically enrolled in the next succeeding Offering Period (a "Re-enrollment") unless, in a manner and at a time specified by the Administrator, but in no event later than the day before the Offering Date for such succeeding Offering Period, the Participant notifies the Administrator in writing that the Participant does not wish to be re-enrolled. Re-enrollment shall be at the withholding percentage or amount specified in the Participant's most recent subscription agreement unless the Participant changes that percentage or amount to a percentage or amount permitted by Section 5(a) by timely written notice. No Participant whose participation has terminated by operation of Section 10 shall be automatically re-enrolled.

         6.       PAYROLL DEDUCTIONS.

                  (a) Each Participant shall have withheld from his or her Compensation received on each Pay Date during each Offering Period the lesser of
(i) 20%, or such other maximum percentage as the Board may designate from time to time before the Offering Date for such Offering Period, of the amount of such Compensation received by the Participant on such Pay Date, or (ii) the greater of (A) $10 or (B) such percentage of the amount of such Compensation received by the Participant on such Pay Date, or such dollar amount, as is specified by the Participant in his or her applicable subscription agreement, as determined pursuant to subsection (c). With appropriate notice to Participants, the Administrator may revise the minimum dollar amount set forth in Section 5(a) and this Section 6(a) on a prospective basis at any time and from time to time. In addition, such minimum dollar amount reflects the Company's anticipation that the Pay Dates for each Participant, throughout the term of this Plan, will be Anticipated Pay Dates. If at any time or from time to time during the term of this Plan any Pay Date for any Participant is a Different Pay Date, the Administrator may increase or decrease the dollar amount, if any, specified by such Participant in his or her applicable subscription agreement, as determined pursuant to subsection (c), as well as the minimum dollar amount otherwise applicable to such Participant pursuant to Section 5(a) and this Section 6(a), to such amount as may be necessary or appropriate to generate pursuant to this
Section 6 approximately the same total amount of payroll deductions with respect to such Participant for each Offering Period ending after the date of the first Different Pay Date as would have resulted if the Pay Dates had been Anticipated Pay Dates rather than the Different Pay Dates, assuming no change in such Participant's Compensation and no withdrawal from the Plan for any such Offering Period or termination of employment by such Participant at any time during any such Offering Period. Notwithstanding the foregoing provisions of this Section 6(a), payroll deductions pursuant to this Section 6(a) shall terminate with respect to a Participant prior to the end of an Offering Period to the extent provided in Section 10.

                  (b) All payroll deductions made by a Participant shall be credited to the Participant's account under this Plan as soon as administratively feasible after the withholding occurs. A Participant may not make any additional payments into such account.

                  (c) A Participant may reduce the percentage or amount of his or her payroll deductions to 0% or zero, respectively, at any time during an Offering Period, effective 15 days after the Participant files with the

Administrator a new subscription agreement authorizing the change. A Participant may make other changes permitted by Section 5(a) to the percentage or amount of his or her payroll deductions during an Offering Period effective the day after the first Purchase Date that is at least 15 days after the Administrator's receipt of a new subscription agreement authorizing the change.

         7.       PURCHASE RIGHTS.

                  (a) GRANT OF PURCHASE RIGHTS. On the Offering Date for each Offering Period, the Participant shall be granted a Purchase Right to purchase on each Purchase Date for such Offering Period up to a number of shares of Common Stock determined by dividing (i) the Participant's payroll deductions accumulated on or prior to such Purchase Date and retained in the Participant's account as of the Purchase Date, by (ii) the per-share purchase price determined pursuant to Section 7(b) for the shares of Common Stock subject to such Purchase Right. Notwithstanding the foregoing, no Participant shall be granted a Purchase Right under this Plan to the extent that such Participant's rights to purchase stock of the Company or any Subsidiary under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate that exceeds $25,000 worth of stock (determined at the fair market values of the shares at the times the right to purchase them is granted) for each calendar year in which such Participant's right to purchase stock is outstanding at any time. On the Offering Date, the Participant shall be granted a Purchase Right to purchase during the Offering Period the number of shares of Common Stock determined by dividing (i) $25,000 multiplied by the number of (whole or part) calendar years in the Offering Period by (ii) the fair market value of a share of Common Stock on the Offering Date.

                  (b) TERMS OF PURCHASE RIGHTS. Except as otherwise determined by the Administrator, provided that the Administrator may not reduce the per-share purchase price initially set forth in subparagraph (i) below, each Purchase Right shall have the following terms:

                  (i) The per-share purchase price of the shares subject to a Purchase Right shall be 85% of the lower of the fair market values of a share of Common Stock on (A) the Offering Date on which the Purchase Right was granted and (B) the Purchase Date. The "fair market value" of the Common Stock on a date shall be the closing price of the Common Stock on the Nasdaq National Market (or, if determined by the Administrator to be the primary market on which the Common Stock is traded, a stock exchange or other market system on which the Common Stock is traded), or the fair market value on such date as determined by the Administrator if no such price is reported.

                  (ii) Payment for shares purchased by exercise of Purchase Rights shall be made only through payroll deductions under Section 6.

                  (iii) Upon purchase or disposition of shares acquired by exercise of a Purchase Right, the Participant shall pay, or make provision adequate to the Administrator for payment of, all tax (and similar) withholdings that the Administrator determines, in its discretion, are required due to the acquisition or disposition, including without limitation any such withholding that the Administrator determines in its discretion is necessary to allow the Company and its Subsidiaries to claim tax deductions or other benefits in connection with the acquisition or disposition.

                  (iv) During his or her lifetime, a Participant's Purchase Right is exercisable only by the Participant.

                  (v) The Purchase Rights will in all respects be subject to the terms and conditions of this Plan, as interpreted by the Administrator from time to time.

         8.       PURCHASE DATES; PURCHASE OF SHARES; REFUND OF EXCESS CASH.

                  (a) The Administrator shall establish one or more Purchase Dates for each Offering Period, and may revise or add Purchase Dates from time to time prior to the Offering Date for an Offering Period. Unless otherwise determined by the Administrator, the last Trading Day of December 2002 and the last Trading Day of each June and December thereafter and during the term of this Plan shall be Purchase Dates.

                  (b) Each Participant's Purchase Right shall be exercised automatically on each Purchase Date during each Offering Period, to purchase the maximum number of full shares at the applicable price using the Participant's accumulated payroll deductions.

                  (c) The shares purchased upon exercise of a Purchase Right shall be deemed to be transferred to the Participant on the Purchase Date.

                  (d) Any cash remaining in a Participant's payroll deduction account after the purchase of shares on a Purchase Date shall be carried forward in that account for application on the next Purchase Date, provided that upon a Participant's withdrawal from the Plan for an Offering Period or termination of employment during an Offering Period, any such cash shall be refunded to the Participant as set forth in Section 10.

         9.       REGISTRATION AND DELIVERY OF SHARE CERTIFICATES.

                  (a) Shares purchased by a Participant under this Plan will be registered in the name of the Participant, except that a Participant may direct the Company in a subscription agreement to register shares in the name of the Participant and his or her spouse as community property, in the name of the Participant jointly with one or more other persons with right of survivorship or in the name of a trust constituting one of certain forms of trusts approved by the Administrator; provided that such direction may not be terminated, except effective at the beginning of the next Offering Period or pursuant to a "qualified domestic relations order" as defined in the Code.

                  (b) As soon as administratively feasible after each Purchase Date, the Company shall deliver to the Participant a certificate representing the shares purchased upon exercise of a Purchase Right. If approved by the Administrator in its discretion, the Company may instead (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant's account or (ii) make a notation in the Participant's favor of non-certificated shares on the Company's stock records.

         10.      WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                  (a) A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her account under this Plan by giving written notice thereof to the Administrator at least 15 days before any Purchase Date for an Offering Period and in a form the Administrator prescribes from time to time. All payroll deductions for the Participant will cease within 15 days after such notice is given, all payroll deductions credited to the Participant's account will be refunded within 30 days after such notice is given, the Participant's Purchase Right will automatically terminate and no purchase of shares will be made for the Participant on such Purchase Date or any subsequent Purchase Date for such Offering Period. A Participant's withdrawal from an offering will not affect the Participant's eligibility to participate in a succeeding offering or in any similar plan that may be adopted by the Company.

                  (b) Upon termination of a Participant's Continuous Employment for any reason, including retirement, disability or death, all payroll deductions credited to the Participant's account will be refunded, as soon as administratively feasible after termination, to the Participant or, in the case of death, to the person or persons entitled thereto under Section 14, the Participant's Purchase Right will automatically terminate and no further purchase of shares will be made for the Participant; provided, however, that if a Participant ceases to be employed by the Company or a Designated Subsidiary because of the commencement of employment with a Subsidiary of the Company that is not a Designated Subsidiary, all funds then credited to such Participant's payroll deduction account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date, and any funds remaining after such purchase shall be refunded to the Participant as soon as administratively feasible thereafter.

         11.      USE OF FUNDS; NO INTEREST.

                  Amounts withheld from Participants' Compensation under this Plan shall constitute general funds of the Company, may be used for any corporate purpose and need not be segregated from other funds. No interest shall accrue on a Participant's payroll deductions.

         12.      NUMBER OF SHARES RESERVED.

                  (a) The following number of shares of Common Stock are reserved for issuance under this Plan, and such number may be issued at any time before termination of this Plan:

                  (i) Beginning on the date of approval of this Plan by the stockholders of the Company, 750,000 shares of Common Stock; and

                  (ii) Beginning on January 1, 2003 and on each anniversary of such date up to and including January 1, 2022, an additional number of shares of Stock equal to the least of (A) 300,000, (B) 2% of the aggregate number of shares of capital stock of the Company outstanding on such anniversary, or (C) such number of shares of Stock as is determined by the Board for such anniversary at any time before such anniversary.

                  (b) If the total number of shares that would otherwise be subject to Purchase Rights granted on an Offering Date exceeds the number of shares then available under this Plan (after deduction of all shares for which Purchase Rights have been exercised or are then outstanding), the Administrator shall make a pro-rata allocation of the available shares in a manner that it determines to be as uniform and equitable as practicable. In such event, the Administrator shall give written notice of the reduction and allocation to each Participant.

                  (c) The Administrator may, in its discretion, transfer shares reserved for issuance under this Plan into a plan or plans of similar terms, as approved by the Board, providing for the purchase of shares of Common Stock to employees of Subsidiaries designated by the Board that do not (or do not thereafter) participate in this Plan. Such additional plans may, without limitation, provide for variances from the terms of this Plan to take into account special circumstances (such as foreign legal restrictions) affecting the employees of the designated Subsidiaries.

         13.      ADMINISTRATION.

                  (a) This Plan shall be administered by an Administrator, who shall be the Board or such committee of the Board or such directors, officers, and/or employees of the Company as the Board may appoint from time to time. All costs and expenses incurred in administering this Plan shall be paid by the Company, provided that any taxes applicable to an Employee's participation in this Plan may be charged to the Employee by the Company. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but brokerage fees for the resale of shares by a Participant shall be borne by the Participant. Subject to the express provisions of this Plan, to the overall supervision of the Board and to the limitations of Section 423 of the Code, (i) the Administrator may administer and interpret this Plan in any manner it believes to be desirable, (ii) any determination, decision or action of the Administrator in connection with the administration, interpretation or application of this Plan or any right granted under this Plan shall be final, conclusive and binding on the Company and all persons, (iii) the Administrator shall have all powers necessary to accomplish the purposes of this Plan and discharge its duties hereunder and (iv) no member of the Administrator shall be liable for any such determination, decision or action.

                  (b) If the Administrator in its discretion so elects, it may engage a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of this Plan. If the Administrator so elects, each Participant shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued.

         14.      DESIGNATION OF BENEFICIARY.

                  (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under this Plan in the event of the Participant's death.

                  (b) A designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant, and in the absence of a beneficiary validly designated under this Plan who is living at the time of the Participant's death, the Administrator shall deliver such shares and/or cash to the executor or administrator of the Participant's estate, or if no such executor or administrator has been appointed

(to the Administrator's knowledge), the Administrator, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent, or relative is known to the Administrator, then to such other person as the Administrator may designate. Such delivery shall relieve the Company of further liability with respect to this Plan on account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the Participant has given express contrary written instructions.

         15.      ASSIGNMENT.

                  (a) Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Purchase Right or to receive shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw payroll deductions in accordance with Section 10.

                  (b) A Participant's right to purchase shares under this Plan shall be exercisable only during the Participant's lifetime and only by him or her, except to the extent provided in Section 9(a).

         16.      REPORTS.

                  Individual accounts will be maintained for each Participant in this Plan. Statements of account will be given to Participants as soon as administratively feasible following each Purchase Date, setting forth the amounts of payroll deductions, per-share purchase price, number of shares purchased, and the remaining cash balance, if any.

         17.      ADJUSTMENTS IN EVENT OF CERTAIN CORPORATE TRANSACTIONS.

                  (a) In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, spin-off, split-off, split-up, combination of shares, offering of rights, or other similar change in the capital structure of the Company (excluding, however, the conversion of any convertible securities of the Company), the Administrator, subject to any required action by the stockholders of the Company, may make such adjustment, if any, as it deems appropriate in the number, kind, and per-share purchase price of the shares subject to Purchase Rights under this Plan and in the number of shares reserved for issuance under this Plan, and/or may provide for an additional Purchase Date, on such date before, on or after the date of such corporate transaction and in conjunction with such other terms as the Administrator shall deem appropriate, and promptly so notify all Participants in writing. The Administrator's determination as to any such adjustment or provision shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Purchase Right.

                  (b) In the event of the sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, or the dissolution or liquidation of the Company, the Board shall provide for the assumption or substitution of each Purchase Right by the successor or surviving corporation, or a parent or subsidiary thereof, unless the Board decides to take such other action as it deems appropriate, including, without limitation, providing for the termination of this Plan and for a Purchase Date to occur on the Trading Day immediately preceding the date of such termination (and promptly so notifying all Participants in writing).

         18.      EQUAL RIGHTS AND PRIVILEGES.

                  All Employees shall have equal rights and privileges with respect to this Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the related Treasury Regulations. Any provision of this Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 18 shall take precedence over all other provisions of the Plan.

         19.      AMENDMENT OR TERMINATION.

                  (a) The Board may modify, amend, alter or terminate this Plan at any time, including amendments to outstanding Purchase Rights. No amendment may be made without prior approval of the stockholders of the Company (obtained in the manner described in Section 21) if it would:

                  (i) Increase the number of shares of Common Stock reserved for issuance under this Plan; or

                  (ii) Change the designation of the employees (or class of employees) eligible for participation in this Plan.

                  (b) The Board may elect to terminate all outstanding Purchase Rights at any time, except to the extent that exercisability of such Purchase Rights has been accelerated pursuant to Section 17(b). If this Plan is terminated, the Board may elect to terminate all outstanding Purchase Rights either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit Purchase Rights to expire in accordance with their terms (with participation to continue through such expiration dates). If Purchase Rights are terminated before expiration, all funds contributed to this Plan that have not been used to purchase shares shall be refunded to Participants as soon as administratively feasible.

         20.      NOTICES.

                  All notices or other communications by a Participant to the Company or the Administrator under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for that purpose.

         21.      STOCKHOLDER APPROVAL.

                  This Plan shall be submitted to the stockholders of the Company for their approval within 12 months after the date this Plan is adopted by the Board.

         22.      RIGHTS AS AN EMPLOYEE.

         Nothing in this Plan shall be construed to give any person the right to remain in the employ of the Company or any Subsidiary or to affect the Company's or any Subsidiary's right to terminate the employment of any person at any time with or without cause.

         23.      CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Shares shall not be issued with respect to a Purchase Right unless the exercise of such Purchase Right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of a Purchase Right, the Company may require the person exercising such Purchase Right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                  (c) The terms and conditions of Purchase Rights granted hereunder to, and the purchase of Common Stock by, persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, shall comply with the applicable provisions of Rule 16b-3 of such Act. This Plan shall be deemed to contain, and such Purchase Rights shall contain, and the Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Securities Exchange Act of 1934, as amended, with respect to Plan transactions.

         24.      TERM OF PLAN.

                  This Plan shall become effective on the Effective Date and continue in effect for a term of 20 years unless sooner terminated under Section 19.


This Plan was adopted by the Board of Directors of the Company on February 1, 2002. This Plan was approved by the Stockholders of the Company on ___________, 2002.